UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SCIENTIFIC ENERGY, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

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SCIENTIFIC ENERGY, INC.

August 31, 2010

Dear Stockholder:

On behalf of the Board of Directors and management of Scientific Energy Inc., we cordially invite you to attend our Annual Meeting of Stockholders to be held at 80 Wall Street, Suite 818, New York, NY 10005, on October 20, 2010, at 9:30 a.m., local time.  The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting.  Regardless of whether you plan to attend, please mark, sign, date and return the enclosed proxy as soon as possible in the envelope provided.  If you attend the Annual Meeting, which we hope you will, you may vote in person even if you have previously mailed your proxy card.

Sincerely,

/s/ Stanley Chan
Chairman and Chief Executive Officer

SCIENTIFIC ENERGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 20, 2010

To the Stockholders of Scientific Energy, Inc.:

The Annual Meeting of Scientific Energy, Inc., a Utah corporation (the “Company”), will be held on October 20, 2010 at 9:30 a.m., local time, at 80 Wall Street, Suite 818, New York, NY 10005, to consider and act upon the following matters:

1.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of shares of authorized common stock from 100 million to 500 million；

2.	To approve an amendment to the Company’s Articles of Incorporation to authorize the classification of the Board into three classes with staggered terms；

3.	To elect a Class III director to hold office for a three-year term or until his successor shall have been duly elected and qualified;

4.	To ratify the appointment of Child, Van Wagoner & Bradshaw, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on August 30, 2010 are entitled to notice of and to vote at this meeting and any adjournment or postponement thereof.

You may vote in person or by proxy.  You may cast your vote by dating and signing the enclosed proxy exactly as your name appears thereon and promptly returning such proxy in the envelope provided.  If you sign and return your proxy card without giving any instruction, it will be voted as the Board of Directors recommends.

You may revoke your proxy by voting in person at the meeting, by written notice to the Secretary of the Company or by executing and delivering a later-dated proxy by mail, prior to the closing of the polls.  Attendance at the meeting does not by itself constitute revocation of a proxy.  All shares that are entitled to vote and are represented by properly completed proxies timely received and not revoked will be voted as you direct.

You are cordially invited to attend the meeting.  Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card promptly.  Your cooperation is appreciated since a majority of the outstanding shares entitled to vote must be represented, either in person or by proxy, to constitute a quorum for the purposes of conducting business at the meeting.

IMPORTANT NOTICE

 REGARDING THE AVAILABILITY OF PROXY MATERIALS

 FOR THE ANNUAL MEETING TO BE HELD ON OCTOBER 20, 2010:

The Notice, Proxy Statement, the Annual Report for the year ended December 31, 2009, and the accompanying proxy card are being mailed to stockholders on or about September ____, 2010.  This proxy statement and the Company’s 2009 Annual Report on Form 10-K for the fiscal year ended December 31, 2009 are also available on the SEC’s website at www.sec.gov.

In order to assure your representation at the Annual Meeting, you are requested to complete a proxy as promptly as possible.

By Order of the Board of Directors

/s/Stanley Chan
Dated: August 31, 2010	Secretary

SCIENTIFIC ENERGY, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

October 20, 2010

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scientific Energy, Inc. (hereinafter “we,” “us,” “our” or the “Company”) for use at the Annual Meeting of Stockholders to be held on October 20, 2010 (the “Annual Meeting”) at 9:30 a.m., local time, at 80 Wall Street, Suite 818, New York, NY 10005, and any adjournments thereof.  The enclosed proxy is solicited on behalf of our Board of Directors.  This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about September ____, 2010.

Stockholders Entitled to Vote

Only stockholders of record as of August 30, 2010 (the “Record Date”) will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.  As of that date, 94,915,855 shares of our common stock, $0.01 par value, were outstanding and eligible to be voted.  The holders of common stock are entitled to one vote per share on any proposal presented at the Annual Meeting.  Stockholders may vote in person or by proxy.  Execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person.  Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of a written revocation or a later executed proxy to the Secretary of the Company or by attending the Annual Meeting and voting in person.

Vote Required for Approval

Proposal No. 1:   Amendment of the Company’s Articles of Incorporation to Increase the Number of Shares of Authorized Common Stock from 100 million to 500 million.  Approval of the authorization of the Board of Directors to amend the Company’s Articles of Incorporation to increase the number of shares of authorized common stock from 100 million to 500 million requires the affirmative vote of the holders of shares of common stock that represent a majority of the votes of all of the shares outstanding as of the Record Date and entitled to vote on the proposal.  Abstentions and broker non-votes will have no effect upon the outcome of voting with respect to the approval of the authorization of the Board of Directors to amend the Company’s Articles of Incorporation to increase the number of shares of authorized common stock.

Proposal No. 2:   Amendment of the Company’s Articles of Incorporation to Authorize the Classification of the Board into Three Classes.  Approval of the authorization of the Board of Directors to amend the Company’s Articles of Incorporation to authorize the classification of the Board into three classes with staggered terms requires the affirmative vote of the holders of shares of common stock that represent a majority of the votes of all of the shares outstanding as of the Record Date and entitled to vote on the proposal.  Abstentions and broker non-votes will have no effect upon the outcome of voting with respect to the approval of the authorization of the Board of Directors to amend the Company’s Articles of Incorporation to authorize the classification of the Board into three classes with staggered terms.

Proposal No. 3:  Election of Directors.  In order to be elected, a nominee need only receive a plurality of the votes cast in the election of the applicable class of directors for which he or she has been nominated.  As a result, those persons nominated for election who receive the largest number of votes will be elected as directors.  No stockholder has the right to vote his or her shares cumulatively in the election of directors.

Proposal No. 4:  Ratification of the Registered Independent Public Accounting Firm.  The affirmative vote of the holders of a majority of the shares of common stock present or represented and voting on the matter at the Annual Meeting is necessary to ratify the appointment of Child, Van Wagoner & Bradshaw, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  Abstentions and broker non-votes will have no effect upon the outcome of voting with respect to the ratification of the selection of the independent registered public accounting firm.

The persons named as proxies are officers of the Company.  All properly executed proxies returned in time to be counted at the Annual Meeting will be voted in accordance with the instructions contained therein, and if no choice is specified, such proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting.

Our Board of Directors knows of no other matters to be presented at the Annual Meeting.  If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies.

Voting Shares Registered Directly in the Name of the Stockholder

The Company will mail all Proxy Materials to stockholders with shares registered directly in their name in stock records maintained by our transfer agent, Instate Stock Transfer Company.  Stockholders may vote their shares by mailing a signed proxy card.

Voting Shares Registered in the Name of a Brokerage Firm or Bank

If your shares are held in an account at a brokerage firm, bank, or similar institution, then you are the beneficial owner of shares held in “street name.” The institution holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares.

To do so, you should follow the directions regarding voting instructions provided to you by your bank, broker or other holder of record.  Banks, brokers and other holders of record have discretionary authority to vote shares held in street name, even if they do not receive instructions from the beneficial owner, on routine proposals, such as the ratification of the appointment of an independent registered public accounting firm.  Accordingly, if you do not provide your bank, broker or other holder of record with voting instructions with respect to the ratification of the appointment of our independent registered public accounting firm (Proposal 4), such holder will have discretionary authority to vote your shares held in street name on that proposal at the 2010 Annual Meeting.  As a result of this discretionary authority, broker non-votes will not occur in connection with Proposals 4 at the 2010 Annual Meeting.  However, banks, brokers and other holders of record do not have discretionary authority to vote shares held in street name in connection with non-routine proposals, including the approvals of the amendments to the Company’s Articles of Incorporation (Proposal 1 and Proposal 2), and the election of directors (Proposal 3).  As a result, broker non-votes will occur in connection with these proposals at the 2010 Annual Meeting.  Therefore, we strongly urge you to vote your shares.

Revocation of Proxies Previously Submitted

A stockholder may revoke a proxy previously submitted by mail by notifying our Corporate Secretary in writing that the proxy has been revoked or by voting in person at the Annual Meeting.

Solicitation

The Company will pay the cost of soliciting proxies.  Our officers and employees may use their personal efforts to make additional requests for the return of proxies by telephone, mail or otherwise and may receive proxies on our behalf.  They will receive no compensation for making any solicitations.  We expect to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of our common stock.

PROPOSAL NO. 1

AMENDMENT TO ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF

COMMON STOCK

Our Board of Directors has approved an amendment to Article III, Capital Stock, of our Articles of Incorporation to increase the number of authorized shares of common stock of Scientific Energy, Inc. from 100 million to 500 million.  Such approval by the Board is subject to the approval of such amendment by the holders of a majority of the outstanding shares of our common stock.  A copy of the proposed amendment increasing authorized common stock is attached to this Proxy Statement as Annex A.

Such amendment would become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Utah.  The Company intends to file such certificate of amendment immediately after the Annual Meeting if the stockholders approve this proposal.

Purpose of Increasing the Number of Authorized Shares of Common Stock

The Company currently has authority to issue 100 million shares of common stock, par value $0.01 per share, of which 94,915,855 shares were issued and outstanding as of August 30, 2010.  As described above, the Company has a relatively small number of authorized but unissued shares.

The Board of Directors of the Company believes that an increase in the number of authorized shares of common stock is desirable and in the best interests of the Company, its stockholders and its other constituencies.  The proposed increase in the number of authorized shares of common stock will ensure that a sufficient number of shares will be available, if needed, for issuance in connection with any possible future transactions approved by the Board of Directors, including, among others, equity offerings, acquisitions, stock dividends, stock incentive plans, and other corporate purposes.

The authorization of a total of 500 million shares of common stock would give the Board of Directors of the Company the express authority, without further action of stockholders (unless stockholder action or approval were specifically required by applicable law) to issue such shares of common stock from time to time as the Board deems necessary or advisable.

The Company has no current plans, understandings, arrangements, or agreements to issue, in connection with future financings, acquisitions or otherwise, any of the additional authorized but unissued shares that would be available as a result of the proposed increase in the number of authorized shares of the Company’s common stock.

Adoption of this proposal would not affect the rights of current holders of outstanding common stock.  While the proposed increase in the Company’s authorized capital stock could be construed as having anti-takeover effects, the Company does not view this proposal in that perspective. Nevertheless, the Company could use additional shares to frustrate persons seeking to effect a takeover or otherwise gain control of the Company.  It is possible that shares of common stock may be issued at a time and under circumstances that may increase or decrease earnings per share and increase or decrease the book value per share of shares currently outstanding.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” the election of the adoption of the amendment to the Articles of Incorporation to increase the number of authorized shares of our common stock from 100 million to 500 million.

PROPOSAL NO. 2

AMENDMENT TO ARTICLES OF INCORPORATION

TO PROVIDE FOR THE CLASSIFICATION OF THE BOARD OF DIRECTORS

 INTO THREE CLASSES WITH STAGGERED TERMS OF OFFICE

The Board of Directors of the Company has approved and recommends that you approve an amendment to the Company’s Articles of Incorporation providing for the classification of the Company’s Board of Directors into three classes, designated as Class I, Class II, and Class III, with staggered three-year terms of office.  Such approval by the Board is subject to the approval of such amendment by the holders of a majority of the outstanding shares of our common stock.  At present, the Company's Board of Directors consists of a single class of Directors, all of whom are elected at each annual meeting of stockholders.

If the stockholders approve the amendment, at this Annual Meeting, a Class I director will be elected for a three-year term of office.

Purpose of Creating a Staggered Board of Directors

The Company currently has a non-staggered board.  By considering the benefits and drawbacks of a staggered system, in terms of benefits, the Board recognizes that classified boards provide stability of board membership, promote a longer-term perspective for board members and enhance a company’s bargaining leverage with unsolicited bidders because of an inability by an unsolicited bidder to replace the entire board in a single election.

The staggered Board of Directors could have the following anti-takeover effects:

O      Encourage persons seeking to acquire control of the Company to initiate the acquisition through arm's-length negotiations with the Company's management and Board of Directors;

O      Reduce the possibility that a third party could effect a sudden or surprise change in control of the Board of Directors without the support of the then incumbent Board of Directors;

O      Discourage a third party from making a tender offer (or otherwise attempting to obtain control of the Company), even though such an attempt might benefit the Company and its stockholders; and

O      Entrench incumbent management by discouraging a proxy contest, a holder of a substantial block of the Company's outstanding shares assuming control of the Company, or the removal of incumbent Directors or the change of control of the Board of Directors.

At the same time, a staggered board structure would ensure that the Board of Directors and management, if confronted by a surprise proposal from a third party who had acquired a block of the Company's stock, would have time to review the proposal and appropriate alternatives to the proposal and possibly to attempt to negotiate a better transaction.

In terms of drawbacks, the Board notes that classified boards have the potential effect of eroding stockholder value by deterring acquisition proposals and/or preventing stockholders who want to negotiate with a potential acquirer from having the opportunity to do so and generally facilitate the entrenchment of the Board.

The Board also notes that there was a growing trend among larger companies to elect directors on an annual basis and thus to allow stockholders to review and express their opinions on the performance of all directors each year.

In light of current market conditions, the Board has decided to adopt a classified Board of Directors.  The Board believes that the anti-takeover implications of a staggered system would best preserve stockholder value by making it more difficult for an unsolicited takeover attempt to succeed because a possible acquirer would be unable to obtain majority control of the Company’s Board of Directors for a period of at least two years.  Further, although the Board recognizes that there is a growing trend among larger companies to elect directors on an annual basis, the Board notes that the Company is small and it is easier for an unsolicited bid to be financed.

The Board of Directors believes that a staggered board would provide other important benefits to the Company as well.  A staggered board will help to assure the continuity and stability of the Company’s business strategies and policies and management of the Company’s business because a majority of the Board of Directors at any given time will have prior experience as directors of the Company.

The complete text of the proposed amendment to the Company's Articles of Incorporation, which includes the staggered Board Amendment, is attached as Annex A. You should read Annex A in its entirety.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the adoption of an amendment to the Certificate of Incorporation creating a staggered board of directors.

PROPOSAL NO. 3

ELECTION OF DIRECTORS

Director Nomination

The Company Board has nominated one person named below for election as director to hold office for a three-year term if the Proposal No. 2 above is approved by the majority of our stockholders, or for an one-year term if the Proposal No. 2 above is not approved by the majority of our stockholders, or until his resignation, retirement, removal or disqualification or until his successor shall have been duly elected and qualified.

The following table sets forth for the nominee to be elected at the Annual Meeting the name, age, position and term of directorship as applicable.

Name	Age	Positions Held	Director Since

Stanley Chan	55	President, Chief Executive Officer, Chief Financial Officer, Secretary and Director	2006

Mr. Stanley Chan has been a Director, Chief Executive Officer, Chief Financial Officer, Secretary, and Chairman of the Company since May 2006.  Mr. Chan also serves as President and Chairman of the Board of Directors of Tianloon Trading Co., Ltd., an import and export company, and the President and Chairman of Kelton Capital Group, Ltd., a private investment company.  Mr. Chan has more than ten years of experience in import-export business and financial investment.

Corporate Governance Policies

The Company has adopted a written Code of Business Conduct and Ethics, which applies to its directors, principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

The Code of Business Conduct and Ethics, among other things, compliance with laws, rules and regulations, conflicts of interest, corporate opportunities, confidentiality, protection and use of company assets, and the reporting process for any illegal or unethical conduct.

Any waiver of the Code of Business Conduct and Ethics may only be made by the Board of Directors of the Company and will be promptly disclosed on a Form 8-K.

The Code of Business Conduct and Ethics is available in print without charge by writing to: Scientific Energy, Inc., Attention: Corporate Secretary, 27 Weldon Street, Jersey City, New Jersey 07306.

Audit, Nominating and Compensation Committees

The Company currently does not have nominating, compensation or audit committees or committees performing similar functions.  Nor do we have a written nominating, compensation or audit committee charter.  Since there is only one director, our board of directors does not believe that it is necessary to set up such committees because it believes that the functions of such committees are being adequately performed by the board of directors and these committees would be the same one board member in any case.

The Company intends to seek qualified independent directors to serve on the board and ultimately form standing audit, nominating and compensation committees.

Election of Directors

The Board of Directors is responsible for identifying individuals qualified to become Board members and recommending to the Board director nominees for the next annual meeting of stockholders and candidates to fill vacancies on the Board.  Additionally, in selecting nominees for directors, the Board will review candidates recommended by stockholders using the same general criteria as other candidates.

There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nomination for directors.  There are no specific, minimum qualifications that the board of directors believes must be met by a candidate recommended by the board of directors.  The entire board of directors will assess candidates, whether submitted by management or stockholders, and make recommendations for election or appointment.

Prior to this Annual Meeting, directors were elected to serve until the next annual meeting of stockholders and until their successors shall had been elected and qualified.  At this Annual Stockholder’s Meeting, the Board approved and recommends that the stockholders approve an amendment to the Company’s Articles of Incorporation providing for the classification of the Company’s Board of Directors into three classes, designated Class I, Class II, and Class III, with staggered three-year terms of office.

Stockholders may recommend director nominee candidates by sending the following information to the Board of Directors, Scientific Energy, Inc., 27 Weldon Street, Jersey City, NJ 07306: stockholder’s name, number of shares owned, length of period held, and proof of ownership; name, age and address of candidate; candidate’s detailed resume;

description of any arrangements or understandings between the stockholder and the candidate; and signed statement from the candidate confirming his or her willingness to serve on the Board of Directors.

If a stockholder seeks to nominate a candidate for election at the 2011 annual meeting of stockholders, the stockholder must follow the procedures described under the “Stockholder Proposals” below.

Audit Committee Financial Expert

The Company’s board of directors determined that the Company does not have a board member that qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(i) of Regulation S-K, nor do we have a board member that qualifies as "independent" as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended.  The Company believes that its board of directors is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting.  The Company believes that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not currently warranted.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

The Company does not have employment agreements in place with its executive officers and directors.  There are no contracts, agreements, plans or arrangements, whether written or unwritten, that provides for payment(s) to a named executive officer at, following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control of the Company or a change in the named executive officer's responsibilities following a change in control, with respect to each named executive officer.

Director Compensation

Directors do not receive any compensation for their services as directors.  The Board of Directors has the authority to fix the compensation of directors.  No amounts have been paid to, or accrued to, directors in such capacity.

Transactions with Related Persons

On May 15, 2008, the Company issued 28,800,000 shares of its common stock as part of the 90,000,000 issued in the private placement to Kelton Capital Group Ltd., a company controlled by Stanley Chan, our President and CEO, in exchange for $1,728,000 in cash.

Promoters and Certain Control Persons

On April 13, 2006, Kelton Capital Group Limited, a company controlled by Stanley Chan, our President and CEO, acquired an aggregate of 790,500 shares, or approximately 86.3%, of the Company’s issued and outstanding common stock, from former directors and officers of the Company, for an aggregate cash purchase price of $539,929.

On May 23, 2006, the Company entered into a Stock Purchase Agreement with Kelton Capital Group Ltd., controlled by Stanley Chan, our President and CEO.  Pursuant to the agreement, the Company issued 1,600,000 shares of its common stock to Kelton for $160,000 in cash.

Director Independence

The Company is presently not required to comply with the director independence requirements of any securities exchange, which requires that a majority of a company's directors be independent. The board of directors of the Company intends to appoint additional members, each of whom will satisfy the director independence guidelines in a manner consistent with the definitions of “independence” set forth in SEC Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC.  Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, as of the date of this report, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners are complied with.

Communications with Directors

The Board has established a process to receive communications from stockholders.  Stockholders may contact any member of the Board by mail.  To communicate with the Board, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title.  All such correspondence should be sent “c/o Corporate Secretary” at Scientific Energy, Inc., 27 Weldon Street, Jersey City, NJ 07306.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” the election of the nominee listed above.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Stockholders will be asked to vote for a proposal to ratify the appointment of Child, Van Wagoner & Bradshaw, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  Child, Van Wagoner & Bradshaw, PLLC is a registered public accounting firm with the Public Company Accounting Oversight Board (“PCAOB”), as required by the Sarbanes-Oxley Act of 2002 and the rules of the PCAOB.  In the event the stockholders fail to ratify the appointment, the Board of Directors will investigate the reasons for stockholder rejection and reconsider the appointment.

Principal Accountant Fees and Services

The following is a summary of the fees billed to us by Child, Van Wagoner & Bradshaw, PLLC for professional services rendered for the fiscal years ended December 31, 2009 and 2008:

Fee Category	Fiscal 2009	Fiscal 2008
Audit Fees	$24,000	$26,500
Audit-Related Fees	-	-
Tax Fees	-	-

Total Fees	$24,000	$26,500

The aggregate fees billed by our auditors consist of fees billed for professional services rendered for the audit of our consolidated financial statements for the fiscal years ended December 31, 2009 and 2008, and for reviews of the interim consolidated financial statements provided by Child, Van Wagoner & Bradshaw, PLLC in connection with the Company’s periodic reports pursuant to the Securities Exchange Act of 1934, as amended.

Board Approval of Services:  It is the policy of the Board of Directors of the Company to approve the engagement to render audit or non-audit services before the accountant is engaged by the Company.  The Board approved of 100% of the services provided by the independent accountant in 2009 and 2008.

Our Board pre-approved all of the fees described above.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” the ratification of the selection of Child, Van Wagoner & Bradshaw, PLLC as our independent registered public accounting firm.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the common stock beneficially owned as of August 30, 2010 by (i) each of our directors and director nominees; (ii) each of our current Named Executive Officers; and (iii) all current executive officers and directors as a group.  There were 94,915,855 shares of our common stock outstanding as of August 30, 2010.  We have no other classes of voting securities outstanding.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common	Stanley Chan 27 Weldon Street Jersey City, NJ 07306	31,190,500	32.9%
Common	All officers and directors as a group(a)	31,190,500	32.9%

Security Ownership of Management

The following table sets forth certain information, as of August 30, 2010, as to each person known by us to own beneficially more than 5% of the outstanding shares of our common stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common	Stanley Chan 27 Weldon Street Jersey City, NJ 07306	31,190,500	32.9%

Notes:

(1)  Beneficial ownership is determined in accordance with Rule 13d-3 promulgated by the Commission under the Securities Exchange Act of 1934 and generally includes voting or investment power with respect to securities.  Except as indicated, we believe each holder possesses sole voting and investment power with respect to all of the shares of voting stock owned by that holder, subject to community property laws where applicable.  In computing the number of shares beneficially owned by a holder and the percentage ownership of that holder, shares of common stock subject to options or warrants held by that holder that are currently exercisable or are exercisable within 60 days after the date of the table are deemed outstanding.  Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group.

(2)  Mr. Chan is our president, chief executive officer, chief financial officer and a director.

(3)

Represents 31,190,500 shares held by Kelton Capital Group Limited.

Changes in Control

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the registrant.

Securities Authorized for Issuance under Equity Compensation Plans

As of the end of the most recently completed fiscal year, there were no compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

EXECUTIVE COMPENSATION

The following tables set forth the compensation of the Company's executive officers during the last two fiscal years:

Summary Compensation Table

						Non- Equity	Nonqualified
						Incentive	Deferred	All
Name and				Stock	Option	Plan	Compensation	Other
Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Stanley Chan	2009	-	-	-	-	-	-	-	-
CEO and	2008	-	-	-	-	-	-	-	-
President

There were no "most highly compensated executive officers" as that term is defined in Item 402(a)(2) of Regulation S-K and there were no additional individuals for whom disclosure would have been made in this table.

Outstanding Equity Awards at Fiscal Year-End Table

We do not have any equity incentive plans.  There has been no compensation awarded to, earned by, or paid to any of the named executive officers or directors required to be reported in that table.

Benefit Plans

We do not have retirement benefits, or benefits that will be paid primarily following retirement, such as tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 promulgated under the Exchange Act, proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2011 annual meeting of stockholders must be received at our principal executive offices not later than June 20, 2011, which is 120 days prior to the first anniversary of the mailing date of this proxy statement.  Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our proxy statement.

If a stockholder who wishes to present a proposal fails to notify us by June 20, 2011 and such proposal is brought before the 2011 annual meeting, then under the SEC’s proxy rules, the proxies solicited by management with respect to the 2011 annual meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies.  If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

Stockholders should submit their proposals to Scientific Energy, Inc., 27 Weldon Street, Jersey City, NJ 07306, Attention: Secretary.

OTHER MATTERS

The Company is not aware of any matters other than those discussed in the foregoing materials contemplated for action at the Annual Meeting.  The persons named in the proxies will vote in accordance with the recommendation of the Board on any other matters incidental to the conduct of, or otherwise properly brought before, the Annual Meeting.  Discretionary authority for them to do so is contained in the proxy.

By Order of the Board of Directors,

/s/Stanley Chan
Secretary

Dated: August 30, 2010

ANNEX A

AMENDED AND RESTATED

 CERTIFICATE OF INCORPORATION

OF

SCIENTIFIC ENERGY, INC.

Scientific Energy, Inc., a Utah corporation organized and existing under and by virtue of the provisions of the Utah Revised Business Corporation Act, hereby certifies as follows:

FIRST:  That the name of this corporation is Scientific Energy, Inc. and that this Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Utah on May 30, 2001, and was amended on June 16, 2006, and further amended on January 25, 2007;

SECOND:  This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 16-10a-1001, 16-10a-1006 and16-10a-1007 of the Utah Revised Business Corporation Act of the State of Utah (the “ULBCA”), and restates, integrates and further amends the provisions of the Corporation’s Amended Certificate of Incorporation, and has been duly adopted and approved by the majority of the stockholders of the Corporation at Annual Meeting of Stockholders of the Corporation held on October 20, 2010 in accordance with Section 16-10a-1003 of the ULBCA.;

THIRD:  That the Amended Certificate of Incorporation of this corporation shall be amended and restated in its entirety as follows:

[Remainder of page intentionally left blank]

ARTICLE I

NAME

The name of the Corporation shall be Scientific Energy, Inc. (the “Corporation”)

ARTICLE II

PURPOSE

The Corporation is organized for the purpose of engaging in any lawful purpose or purposes for which a corporation may be organized under the Utah Revised Business Corporation Act, as amended.

ARTICLE III

AUTHORIZED SHARES

The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Five Hundred Twenty Five Million (525,000,000) shares, comprised of Five Hundred Million (500,000,000) shares of Common Stock, par value $0.01 per share, and Twenty Five Million (25,000,000) shares of Preferred Stock, par value $0.01 per share.

The designation, powers, preferences and relative, participating, optional or other special rights, including voting rights, qualifications, limitations or restrictions of the Preferred Stock shall be established by resolution of the Board of Directors pursuant to Utah Revised Business Corporate Act of the State of Utah.

ARTICLE IV

CONTROL SHARE ACQUISITION

The provisions of the Control Share Acquisitions Act, section 61-6-1 et. seq., of the Utah Revised Code, shall not be applicable to control share acquisition of the securities of the Corporation. This election is made in accordance with the provisions of section 61-6-6 of the Utah Revised Code.

ARTICLE V

DIRECTORS

Unless permitted by the Act, the authorized number of directors shall be not less than three. The directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be divided into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class (“Class I”) to expire at the conclusion of the first annual meeting of stockholders, the term of office of the second class (“Class II”) to expire at the conclusion of the annual meeting of stockholders one year thereafter and the term of office of the third class (“Class III”) to expire at the conclusion of the annual meeting of stockholders two years thereafter, with each director to hold office until his or her successor shall have been duly elected and qualified.

At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election or for such shorter period of time as the Board of Directors may determine, with each director to hold office until his or her successor shall have been duly elected and qualified.

ARTICLE VI

LIMITATION ON LIABILITY

To the fullest extent permitted by the Utah Revised Business Corporation Act or any other applicable law as now in effect or as it may hereafter be amended, a director of the Corporation shall have no personal liability to the Corporation or its stockholders for monetary damages for any action taken or any failure to take any action as a director.

ARTICLE VII

INDEMNIFICATION OF OFFICERS, DIRECTORS, AND OTHERS

To the fullest extent permitted by the Utah Revised Business Corporation Act or any other applicable law as now in effect or as it may hereafter be amended, the Corporation shall indemnify directors as set forth in the bylaws. The Corporation may indemnify officers, employees, fiduciaries, and agents to the extent provided for in the bylaws or authorized by the board of directors.

ARTICLE VIII

REGISTERED OFFICE AND REGISTERED AGENT

The address of the Corporation's registered office and the name of the registered agent at that address in the state of Utah is:

Blumberg Excelsior Corporate Services, Inc.

1108 E. South Union Avenue

Midvale, UT 84047

Either the registered office or the registered agent may be changed in the manner provided for by law.

ARTICLE IX

INCORPORATOR

The name and address of the incorporator signing these Amended and Restated Articles of Incorporation is as follows:

Stanley Chan

27 Weldon Street

Jersey City, NJ 07306

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed this ____th day of October, 2010 by its duly authorized officer.

By:

_________________________________

Stanley Chan

President & CEO

SCIENTIFIC ENERGY, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 20, 2010

VOTE BY MAIL

Mark, sign and date this proxy card and return it in the postage-paid envelope provided.

The undersigned hereby appoints Stanley Chan with full power of substitution and ratification, attorneys-in-fact and Proxies of the undersigned to vote all shares of common stock of Scientific Energy, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 a.m., local time, on Wednesday, October 20, 2010, at 80 Wall Street, Suite 818, New York, NY 10005, and at any and all adjournments thereof:

1.

AMENDMENT TO INCREASE AUTHORIZED COMMON STOCK. To amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock to from 100 million shares to 500 million shares.

FOR                      o AGAINST                      o ABSTAIN

2.	AMENDMENT TO CREATE A STAGGERED BOARD. To amend the Company’s Articles of Incorporation to authorize the classification of the Board into three classes with staggered terms.

o FOR                      o AGAINST                      o ABSTAIN

3.	ELECTION OF DIRECTOR. To elect Stanley Chan as a Director to serve for a three-year term and until his successor is elected and qualified.

o FOR                      o AGAINST                      o ABSTAIN

4.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the selection of Child, Van Wagoner & Bradshaw, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010

o FOR                      o AGAINST                      o ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN.  IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED FOR ALL PROPOSALS.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

Dated: ___________, 2010

(Print Name)

(Signature of Stockholder(s)

PLEASE DATE, SIGN AND RETURN THIS PROXY TO SCIENTIFIC ENERGY, INC. IN THE ENCLOSED ENVELOPE. THANK YOU.